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                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


STAAR Surgical Company
Monrovia, California

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 27, 2000, with respect to the consolidated financial statements of STAAR Surgical Company included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.


                                                  /s/ BDO SEIDMAN, LLP

                                                  BDO Seidman, LLP



Los Angeles, California
December 13, 2000